Supplement dated February 22, 2012 to the

Panorama variable annuity prospectus

dated May 1, 2009, as amended

This supplement revises the prospectus to reflect the liquidation and reorganization of certain funds and the impact of these fund changes on automatic programs, purchase payment allocation instructions and transfer rules.

Definition of Automatic Programs. Automatic programs include the Automatic Investment Plan, the Automatic Rebalancing Program, the Dollar Cost Averaging Program, the Interest Sweep Option, the Systematic Withdrawal Program and transfers from a DCA Fixed Account. All programs are not available in all contracts.

After reading this supplement, if you have questions about the impact on your contract or if you want to move contract value out of the liquidating or reorganizing funds, contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

A) Liquidation of Certain Funds

1) Effective April 27, 2012, at the close of the New York Stock Exchange:

a)	the MML NASDAQ-100® Fund and the MML Small Cap Index Fund will be liquidated and will no longer be available as investment choices in your contract; and
b)	we will transfer any contract value allocated to the liquidated funds to the Oppenheimer Money Fund/VA.

If, due to the liquidations, we transfer any of your contract value into the Oppenheimer Money Fund/VA, such transfer(s) will not count towards the number of transfers allowed per contract year, will not count towards transfer limits imposed by our market timing policies and will not be subject to a transfer charge.

If you submit any transaction requests (in good order) before the New York Stock Exchange closes on April 27, 2012, we will process those requests prior to the liquidations.

2) As a result of the liquidations:

i)	If your current purchase payment instructions direct us to allocate a portion or all of a purchase payment to any of the liquidated funds, we will change the allocations to the Oppenheimer Money Fund/VA.
ii)	If your contract is currently providing variable annuity payments and you have a current election of any liquidated funds, we will change those elections to the Oppenheimer Money Fund/VA.
iii)	If your current automatic program instructions direct us to utilize any of the liquidated funds in the Interest Sweep Option, the program will terminate. (You may re-elect the Interest Sweep Option by contacting our Service Center.)
iv)	If your current automatic program instructions direct us to utilize any of the liquidated funds in the Dollar Cost Averaging Program, we will replace the funds with the Oppenheimer Money Fund/VA and continue the program. However, if the liquidations cause a “transfer to” fund to be identical to the “transfer from” fund, we will terminate the program. (You may re-elect the Dollar Cost Averaging Program by contacting our Service Center.)
v)	If your current automatic program instructions direct us to utilize any of the liquidated funds in any automatic program other than those referenced in (iii) and (iv), we will replace the liquidated fund(s) with the Oppenheimer Money Fund/VA and continue the automatic program.

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B) Reorganization of Certain Funds

The Board of Directors of Panorama Series Fund, Inc. has proposed reorganizing the Panorama Growth Portfolio and the Panorama Total Return Portfolio with and into the Oppenheimer Main Street Fund®/VA and the Oppenheimer Balanced Fund/VA, respectively. The reorganizations are conditioned upon, among other things, approval by the Portfolios’ shareholders on or about April 20, 2012. The following will occur if conditions for the reorganizations are met:

1) Effective April 27, 2012, at the close of the New York Stock Exchange:

a)	the Panorama Growth Portfolio and the Panorama Total Return Portfolio will no longer be available as investment choices in your contract;
b)

the Oppenheimer Balanced Fund/VA and the Oppenheimer Main Street Fund®/VA, both series of Oppenheimer Variable Account Funds, will be available as investment choices through your contract (see the “Details Regarding New Funds” section of this supplement for detail on these funds);

c)	we will transfer any contract value allocated to the Panorama Growth Portfolio into the Oppenheimer Main Street Fund®/VA; and
d)	we will transfer any contract value allocated to the Panorama Total Return Portfolio into the Oppenheimer Balanced Fund/VA.

If, due to the reorganizations, we transfer any of your contract value into the Oppenheimer Main Street Fund®/VA or the Oppenheimer Balanced Fund/VA, such transfer(s) will not count towards the number of transfers allowed per contract year, will not count towards transfer limits imposed by our market timing policies and will not be subject to a transfer charge.

If you submit any transaction requests (in good order) before the New York Stock Exchange closes on April 27, 2012, we will process those requests prior to the reorganizations.

2) As a result of the reorganizations:

i)

if your current purchase payment instructions direct us to allocate a portion or all of a purchase payment to the Panorama Growth Portfolio or the Panorama Total Return Portfolio, we will change the allocations to the Oppenheimer Main Street Fund®/VA and the Oppenheimer Balanced Fund/VA, respectively;

ii)

if your current automatic program instructions direct us to utilize the Panorama Growth Portfolio or the Panorama Total Return Portfolio in an automatic program, we will replace those funds with the Oppenheimer Main Street Fund®/VA and the Oppenheimer Balanced Fund/VA, respectively, and continue the automatic program; and

iii)

if your contract is currently providing variable annuity payments and you have a current election of the Panorama Growth Portfolio or the Panorama Total Return Portfolio, we will change those elections to the Oppenheimer Main Street Fund®/VA and the Oppenheimer Balanced Fund/VA, respectively.

C) Details Regarding New Funds

	Investment Fund’s Adviser and Sub-Adviser	Asset Class
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Balanced
Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Blend

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Annual Fund Operating Expenses. The following table provides more specific information about the total fund operating expenses of the funds. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2010.

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
Oppenheimer Balanced Fund/VA (Non-Service)	0.75%	0.16%	—	0.01%	0.92%[1]
Oppenheimer Main Street Fund®/VA (Non-Service)	0.65%	0.13%	—	—	0.78%[2]

1. The Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that total annual fund operating expenses will not exceed 0.67% of average annual net assets for Non-Service Shares. The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund. These voluntary waivers and/or reimbursements may not be amended or withdrawn until one year after the date of the Fund prospectus. From April 1, 2009 through March 31, 2010, the Manager voluntarily waived its advisory fee, resulting in an expense reduction of 0.02% of the Fund’s average annual net assets for the fiscal year ended December 31, 2010. This amount is not reflected in the Total Annual Fund Operating Expenses. After all waivers and reimbursements, actual total annual fund operating expenses for the fiscal year ended December 31, 2010 were 0.66% for Non-Service Shares. The Fund’s management fee and other annual operating expenses may vary in future years.

2. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares. The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Funds’s investment in Oppenheimer Institutional Money Market Fund. During the fiscal year ended December 31, 2010, the amounts waived as a result of the voluntary expense limitation and waiver and/or reimbursement did not exceed 0.01% and therefore are not reflected in the Total Annual Fund Operating Expenses. Both the voluntary expense limitations and waiver and/or reimbursement may be amended or withdrawn at any time. The Fund’s management fee and other annual operating expenses may vary in future years.

For additional information about these funds, see the fund prospectuses. The prospectuses for these funds will be delivered to you.

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